SECURITIES ACT REGISTRATION NO. 333-124430
                                       INVESTMENT COMPANY ACT FILE NO. 811-21761

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                           ---------------------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                        PRE-EFFECTIVE AMENDMENT NO.1               [X]
                      POST-EFFECTIVE AMENDMENT NO. ____            [ ]
                                     AND/OR
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
                               AMENDMENT NO. 1                          [X]

                               KEELEY FUNDS, INC.
              (FOR THE KEELEY MID CAP VALUE FUND, A SERIES THEREOF)
               (Exact Name of Registrant as Specified in Charter)

                            401 South LaSalle Street
                                   Suite 1201
                             Chicago, Illinois 60605
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (312) 786-5000


                                              Copy to:
             John L. Keeley, Jr.              Stephen E. Goodman
             Keeley Asset Management Corp.    Meltzer, Purtill & Stelle LLC
             401 South LaSalle Street         1515 E. Woodfield Road
             Suite 1201                       Second Floor
             Chicago, Illinois 60605          Schaumburg, Illinois
                                              60173-5431

                   (Name and Address of Agents for Service)




Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective. Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall be effective on such date as the Commission acting pursuant to Section 8(a) may determine.


                   If appropriate, check the following box:
   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


  Title of Securities Being Registered: Common Stock, $0.0001 par value per share

The Registrant requests registration of an indefinite amount of shares of its capital stock, $0.0001 par value per share, by this Registration Statement.

                            KEELEY MID CAP VALUE FUND
                        (a Series of Keeley Funds, Inc.)

                           A mutual fund investing in
                          mid-size market cap companies
                          to seek capital appreciation


                                   PROSPECTUS
                                  July 1, 2005


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares, or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                    CONTENTS

THE FUND
Investment objective........................................................2
Principal investment strategy and policies..................................2
Main risks..................................................................3
Performance.................................................................3
Expenses....................................................................4
Adviser Related Performance - Mid Cap Composite.............................5
Portfolio holdings..........................................................7
Management..................................................................7

YOUR INVESTMENT
How shares are priced.......................................................8
How to buy, sell and exchange shares.......................................10
Frequent purchases and redemption of Fund shares...........................13
Distributions and taxes....................................................13
Shareholder privileges.....................................................14
   Right of Accumulation...................................................14
   Letter of Intent........................................................14
   Automatic Investment Plan...............................................14
Individual Retirement Accounts.............................................14

PRIVACY STATEMENT...........................................Inside Back Cover

TO LEARN MORE ABOUT THE FUND.......................................Back Cover

                                    THE FUND

                            KEELEY MID CAP VALUE FUND

                              INVESTMENT OBJECTIVE


This Fund seeks capital appreciation.


                   PRINCIPAL INVESTMENT STRATEGY AND POLICIES


The Fund intends to pursue its investment objective by investing in companies with mid-size market capitalization (between $1.5 billion and $10 billion).


      Under normal market conditions, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of mid-size market cap companies, measured at the time of each investment. If we change that policy, we will give our shareholders at least 60 days notice of the change.


      While many mutual funds look for undervalued stocks, we focus our attention on particular kinds of undervalued stocks: we concentrate on identifying companies going through major changes (corporate restructuring), including:


      o corporate spin-offs (a tax-free distribution of a parent company's division to shareholders)
      o financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy
      o    companies selling at or below actual or perceived book value
      o    savings and loan and insurance conversions
      o    distressed utilities

      We don't concentrate on any sector or industry. Current dividend or interest income is not a factor when choosing securities. Each stock is judged on its potential for above-average capital appreciation, using a value approach that emphasizes:

      o    equities with positive cash flow
      o    low market capitalization-to-revenue ratio
      o desirable EBITDA (earnings before interest, taxes, depreciation and amortization)
      o    motivated management
      o    little attention from Wall Street

      Research sources include company documents, subscription research services, select broker/dealers and direct company contact.

      It is our initial intention to typically hold securities for more than two years to allow the corporate restructuring process to yield results. But, we may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

      In times of adverse equity markets, we may take temporary defensive positions in U.S. Treasury bills and commercial paper of major U.S. corporations. This could reduce the benefit from an upswing in the market.

      The investment strategy and policies are not fundamental; they may be changed without shareholder approval. You'll get advance notice if we change that policy. For more about the Fund's investment policies, see the SAI.

                                   MAIN RISKS


      The Fund is subject to the typical risks of equity investing, including the effects of interest rate fluctuations, investor psychology and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment. You may lose money. The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies. Since the Fund concentrates on companies which are going through restructuring, these risks may be magnified.


      The Fund may be suitable for the more aggressive section of an investor's portfolio. It's designed for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

      Other than company-specific problems, the factor most likely to hurt Fund performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

                                   PERFORMANCE


      The Fund commenced operations on July 1, 2005, and as a result, there is no historical performance information available at this time.

                                    EXPENSES

   The table below shows what fees and expenses you could face as a Fund shareholder. Keep in mind that future expenses may be higher or lower than those shown.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your
INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Load on Purchases (as a percentage of offering price)(a)     4.50%
--------------------------------------------------------------------------------
Maximum Sales Load on Reinvested Dividends (as a percentage of offering None price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Load                                                 None
--------------------------------------------------------------------------------
Redemption Fees(b)                                                          None
--------------------------------------------------------------------------------
Exchange Fee                                                                None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (As a Percentage of Average Net Assets)
--------------------------------------------------------------------------------
Management Fees                                                            1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees (c)                                              0.25%
--------------------------------------------------------------------------------
Other Expenses(d)                                                          4.14%
--------------------------------------------------------------------------------
Fee Waiver(e)                                                            (3.39)%
--------------------------------------------------------------------------------
Total Fund Operating Expense(d)                                            2.00%
--------------------------------------------------------------------------------


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It does not represent the Fund's actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.


                                                  1 YEAR        3 YEARS
You would pay the following expenses on a
$10,000 investment, assuming (1) 5% annual
return, (2) redemption at the end of each
time period and (3) that the Fund's operating
expenses remain the same:                          $644         $1,049

(a) Sales charges are reduced for purchases of $50,000 or more. See "How shares are priced."

(b) The Fund's Transfer Agent charges a fee of $15 for each wire redemption and $5 for each telephone exchange. At the discretion of the adviser or Transfer Agent these fees may be waived.

(c) The Rule 12b-1 Fee is an annual fee paid by the Fund (and indirectly by shareholders). See "How Shares are Priced." Over time, long-term shareholders may pay more in distribution-related charges through the imposition of the Rule 12b-1 Fee than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").

(d) This percentage is based on estimated amounts for the current fiscal year.

(e) The Adviser has agreed to waive a portion of its fee to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 2.00%. This waiver is in effect through September 30, 2006.



   The Management Fee to be paid by the Fund is higher than that paid by many other investment companies. The Board of Directors believes that the Fund's Management Fee is appropriate in light of the Fund's investment objective and policies.

               ADVISER RELATED PERFORMANCE - MID CAP COMPOSITE


      The composite performance information provided below represents the actual time-weighted performance of the Adviser's Institutional Corporate Restructuring Mid Cap Composite, which consists of all individual fee paying accounts managed by the Adviser with substantially similar objectives, policies and strategies as used to manage the Fund. THE PERFORMANCE SHOWN IS NOT THAT OF THE FUND. WE HAVE PROVIDED THIS INFORMATION SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF THE ADVISER AND DOES NOT INDICATE THE FUTURE PERFORMANCE OF THE FUND.


The dollar amounts in the table below are in thousands

                                                         Period Performance Results
                               Composite Assets                 for Composite
                               ----------------                 -------------
                                          % of                                           S&P        Russell
               Total Firm      Market    total firm     Annual Return   Annual Return   MidCap     Midcap(R)
Period       Assets Managed    Value  assets managed     Net of Fees    Gross of Fees  400(TM)       Value
------       --------------    -----  --------------     -----------    -------------  -------       -----
2004           $1,422,925    $353,867       25%             20.97%          21.38%      16.48%       23.71%
2003              989,216     328,012       33%             32.49%          32.86%      35.62%       38.07%
2002              808,047     276,516       34%            (6.16)%         (5.85)%    (14.51)%      (9.65)%
2001              909,648     335,802       37%              4.25%           4.58%     (0.60)%        2.33%
2000              815,298     327,745       40%             12.72%          13.10%      17.51%       19.18%
1999              673,404     298,895       44%              3.07%           3.41%      14.72%      (0.11)%
1998              461,426     252,984       55%             15.50%          15.90%      19.11%        5.08%
1997              398,002     238,630       60%             36.94%          37.41%      32.25%       34.37%
1996              221,969     150,582       68%             22.10%          22.57%      19.20%       20.26%
1995              160,428     104,425       65%             24.86%          25.35%      30.95%       34.93%
1994               76,465      54,677       72%            (2.10)%         (1.66)%     (3.58)%      (2.13)%
1993               74,120      53,722       72%             27.32%          27.81%      13.95%       15.62%
1992               47,600      33,940       71%             20.32%          20.84%      11.91%       21.68%
1991               22,500      12,805       57%             41.66%          42.21%      50.10%       37.92%
1990               17,000       8,991       53%            (8.79)%         (8.39)%     (5.12)%     (16.08)%


SEC ANNUALIZED TOTAL RETURNS (FOR THE PERIODS ENDING DECEMBER 31, 2004)
-----------------------------------------------------------------------------

                                  One Year   Three Years  Five Years  Ten Years
-------------------------------------------------------------------------------
Composite Assets, Gross of Fees     21.38%      14.94%      12.42%     16.34%
-------------------------------------------------------------------------------
Composite Assets, Net of Fees       20.97%      14.57%      12.06%     15.95%
-------------------------------------------------------------------------------
S&P MidCap 400TM                    16.48%      10.53%       9.54%     16.10%
-------------------------------------------------------------------------------
Russell Midcap(R) Value             23.71%      15.56%      13.48%     15.72%
-------------------------------------------------------------------------------


        Results are based on fully discretionary accounts under management. Returns shown as Gross of Fees are without deduction for administrative and investment management fees; Net of Fees are after deduction of all fees. Both Gross of Fees and Net of Fees are stated net (after deduction of) transaction costs, such as brokerage commissions, which are a part of all securities purchased or sold. The use of the Fund's projected expenses in the Composite would have lowered the Composite performance results because estimated annual expenses of the Fund, including management fees, are higher than the fees and expenses of the accounts included in the Composite.

        During the periods shown, the accounts in the Composite were managed by applying the objectives and strategies that are substantially similar to those to be used by the Adviser in connection with the Fund. The performance of the Composite should not be considered a substitute for the Fund's performance. The accounts in the Composite are not subject to various investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code. These restrictions and limitations, if applicable to the accounts in the Composite, may have adversely affected the performance of the Composite. All returns are calculated in U.S. Dollars and reflect the reinvestment of income.

      The S&P MidCap 400TM Index is a unmanaged market-weighted index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. The average size of a firm in this index is between $1-4 billion. The Russell Midcap(R) Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes.

      Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

                               PORTFOLIO HOLDINGS

   A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

   INVESTMENT ADVISER AND PORTFOLIO MANAGER - The Fund's investment adviser is Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The adviser supervises, administers and continuously reviews the Fund's investment program, following policies set by the Board of Directors. As of February 28, 2005, the adviser had approximately $1,567,400,000 in assets under management.

   John L. Keeley, Jr., president and director of the Fund, is the adviser's sole shareholder. He has been president and primary investment manager for the adviser since its incorporation in 1981. He is primarily responsible for day-to-day management of the Fund's portfolio and as such is the Fund's Portfolio Manager. The Fund's Statement of Additional Information provides additional information about Mr. Keeley's compensation, other accounts which he manages and his ownership of securities in the Fund. The Fund pays the adviser a monthly fee at an annual rate of 1.00% of the first $350 million of average daily net assets, 0.90% of the next $350 million of average daily net assets and 0.80% of average daily net assets over $700 million. While this rate is higher than what many mutual funds pay, the directors consider it appropriate in light of the Fund's investment objectives and policies.

   The Adviser has agreed that until September 30, 2006, it will waive its management fee or reimburse the Fund for expenses, including organizational expenses, so that the Fund's total operating expenses (on an annual basis) do not exceed 2.00% of the Fund's average daily net assets. This limitation excludes taxes, interest charges, litigation and other extraordinary expenses, and brokerage commissions and other charges from buying and selling Fund securities. After such time, the Adviser may voluntarily continue to waive a portion of its management fee or reimburse the Fund for expenses, but it will not be obligated to do so. Fee and expense waivers and reimbursements have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. However, the Adviser will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed.


                             OTHER SERVICE PROVIDERS

   ADMINISTRATOR - UMB Fund Services, Inc. handles required tax returns and various filings; monitors Fund expenses and compliance issues; and generally administers the Fund.

   DISTRIBUTOR - Keeley Investment Corp., member of NASD/SIPC, is the general distributor of the Fund's shares.

   CUSTODIAN, TRANSFER AGENT, AND ACCOUNTING SERVICES - U.S. Bank, N.A.
provides for the safekeeping of the Fund's assets. U.S. Bancorp Fund Services, LLC, maintains shareholder records, disburses dividends and other distributions, performs fund accounting and calculates net assets of the Fund.

                                 YOUR INVESTMENT

                              HOW SHARES ARE PRICED

   The public offering price of Fund shares is the NET ASSET VALUE (the value of one share in the Fund) plus a SALES CHARGE based on the amount of your purchase.

   NET ASSET VALUE - Net asset value (NAV) is calculated by dividing the Fund's total assets, minus any liabilities, by the number of shares outstanding. It is determined daily Monday through Friday as of the end of trading hours on the New York Stock Exchange (typically 4 p.m. Eastern Time), except on these holidays:

   New Year's Day          Martin Luther King Jr. Day       Presidents' Day
   Good Friday             Memorial Day                     Independence Day
   Labor Day               Thanksgiving Day                 Christmas Day


   The day's NAV will be used for all buy or sell orders received since the preceding computation.

   Here's how the value of Fund assets is determined:

   o A security listed on an exchange or quoted on a national market system is valued at the last sale price or, if it wasn't traded during the day, at the most recent bid price.

   o Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they're valued at closing over-the-counter bid prices.

   o If a security is traded on more than one exchange, it's valued at the last sale price on the exchange where it's principally traded.

   o Debt securities (other than short-term obligations) in normal institutional-size trading units are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices.

   o Short-term obligations (debt securities purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value.

   o Securities for which market quotations aren't readily available and securities for which the Fund has reason to believe the market quote should not be relied upon are valued in accordance with procedures approved by the Board of Directors. Since most of the Fund's securities will be traded on U.S. exchanges, the Fund does not expect that there would be many times when it would make a fair value determination, other than in those cases where trading in a security held by the Fund was halted and not resumed prior to the end of the market close, or if exchanges were required to close before the end of the anticipated trading day. In such cases, the Fund's value for a security may be different from most recent quoted market values, which could affect net asset value and result in a purchaser paying a higher or lower price to purchase Fund shares, and a redeeming shareholder receiving less or more than such shareholder would have received, if market quotations had been available and had been used to establish value.

   SALES CHARGE - The chart below shows how the sales charge varies with the amount of your purchase.






                                                                        DEALER
                                                                     REALLOWANCE
                                                                         AS A
                                              SALES CHARGE AS A      PERCENTAGE
                                                 PERCENTAGE OF            OF
                                             OFFERING      NET AMOUNT  OFFERING
SINGLE TRANSACTION AMOUNT                     PRICE        INVESTED     PRICE
--------------------------------------------------------------------------------
Less than $50,000                             4.50%         4.71%          4.00%
--------------------------------------------------------------------------------
$50,000 - less than $100,000                  4.00%         4.17%          3.50%
--------------------------------------------------------------------------------
$100,000 - less than $250,000                 3.00%         3.09%          2.50%
--------------------------------------------------------------------------------
$250,000 - less than $500,000                 2.50%         2.56%          2.00%
--------------------------------------------------------------------------------
$500,000 and over                             1.00%         1.01%          0.50%
--------------------------------------------------------------------------------

   Various individuals and organizations who meet Fund requirements may buy shares at NAV - that is, without the sales charge. Generally, these include institutional investors such as banks and insurance companies, investment advisers and their clients, certain tax exempt entities (including IRAs, pension and profit sharing plans) with a minimum $25,000 investment, purchasers with brokerage accounts in which they are charged fees based on the value of the account rather than commissions on transactions, sales through certain internet brokers, sales to pension and profit sharing plans for which Charles Schwab acts as a trustee, broker/dealer or recordkeeper and customers of financial institutions clearing through Charles Schwab. For a more detailed list of those who may qualify for fee waivers, plus a description of the requirements, see the SAI.

   The Fund provides free of charge, through its Website at www.keeleyfunds.com, and in a clear and prominent format, information regarding who is eligible for reduced sales loads or waivers of the sales load, and what information must be provided to qualify. The site includes a hyperlink to that information.

   The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under this Plan, the fee is 0.25% per year of the Fund's average net assets (calculated on a daily basis). Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   The Distributor and the Fund's adviser may make cash payments, which we refer to as revenue share payments, to dealer firms as incentives to sell Fund shares, to promote retention of their dealer firms' customers' assets in the Fund and to reimbuse dealer firms for distribution and other expenses. These payments are in addition to any sales load and 12b-1 fees which the dealer firms may receive from the Fund or the Distributor. Revenue share payments would come from the Distributor or adviser's own resources and not from the Fund, will not change the price of Fund shares and will not reduce the amount of proceeds which the Fund receives from the sale of shares. However, the Distributor or adviser may be reimbursed for some or all of such payments from the 12b-1 fees paid by the Fund to the Distributor. These payments may be calculated on sales of Fund shares, on average net assets of the Fund applicable to a dealer, or on a combination of both. The amount of such payments could be significant to a dealer firm. The Distributor will determine, in its own judgment, whether to make revenue share payments to any dealer firm.


   See also "Right of Accumulation" and "Letter of Intent" under "Shareholder Privileges."

                      HOW TO BUY, SELL AND EXCHANGE SHARES
                                  BUYING SHARES

   You can buy Fund shares directly from the distributor, Keeley Investment Corp., from selected broker/dealers, financial institutions and other service providers. Some of these other parties may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. If you invest through a third party, policies and fees may differ from those described here. If you are investing through a third party, you should read any program materials they may provide to you before you invest through them.

   In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application.

   If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

   The minimum initial investment is $1,000 ($250 for IRAs and Automatic Investment Plan accounts), and the minimum for additional investments is $50 and is subject to change at any time.

   Your order will be priced at the next NAV calculated after the Fund receives your order in proper form. The Fund may enter into arrangements with third parties, including broker/dealers, financial institutions and other service providers to process purchase and redemption orders on behalf of the Fund on an expedited basis. In those cases, when the third party receives the purchase or redemption order, it will be treated as though the Fund had received the order for purposes of pricing. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to "KEELEY Mid Cap Value Fund" The Fund will not accept payment in cash, including cashier's check or money order. Also, to prevent fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

   If your check is returned for any reason, you'll be charged a $25 fee as well as for any loss to the Fund.

   While we don't issue stock certificates for shares purchased, you will receive a statement confirming your purchase.

   WE RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER IF WE BELIEVE IT'S IN THE FUND'S BEST INTEREST TO DO SO.


BY WIRE TRANSFER
----------------

OPENING AN ACCOUNT

   If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-888-933-5391 to make arrangements with a telephone service representative to submit your completed Application via mail, overnight delivery, or facsimile. Upon receipt of your Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

  o   Have your bank wire the amount you want to invest to:
         U.S. Bank, N.A.
         ABA routing number 075000022
         Credit U.S. Bancorp Fund Services, LLC, account number 11295137 Further credit KEELEY Mid Cap Value Fund
         Shareholder Account No.

ADDING TO YOUR ACCOUNT

   You can add to your account anytime in investments of $50 or more. If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. Prior to sending your wire, please call the Transfer Agent at 1-888-933-5391 to advise them of your intent. This will ensure prompt and accurate credit.

BY MAIL
-------

   The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent of the Fund.

OPENING AN ACCOUNT

   o Write a check for the amount you want to invest, payable to KEELEY Mid Cap Value Fund.

   o Mail your payment with a completed purchase application (included with this prospectus) to:

                                       For overnight delivery, use this address:
   KEELEY Mid Cap Value Fund                 KEELEY Mid Cap Value Fund
   c/o U.S. Bancorp Fund Services, LLC       c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701                              615 E. Michigan Street, 3rd Floor
   Milwaukee, WI 53201-0701                  Milwaukee, WI 53202-5207

ADDING TO YOUR ACCOUNT

   You can add to your account anytime in investments of $50 or more. Mail your order as described above, including your name, address, and account number.

                                 SELLING SHARES

   You can redeem your shares in the Fund anytime by mail or telephone for shares you hold directly at the Fund.

   Shareholders who have an IRA or other retirement plan account must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

   If your account is with the distributor or a selected broker/dealer, you must give your request to that firm. The broker/dealer is responsible for placing your request and may charge you a fee.

   Otherwise, here's how to sell your shares:

BY MAIL
-------

   Send the Transfer Agent a written redemption request in proper order, including:

   o  your account name and number
   o  the number of shares or dollar amount to be redeemed
   o the signature of each registered owner, exactly as the shares are registered
   o documentation required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact


Mail to:                               For overnight delivery, use this address:
   KEELEY Mid Cap Value Fund                 KEELEY Mid Cap Value Fund
   c/o U.S. Bancorp Fund Services, LLC       c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701                              615 E. Michigan Street, 3rd Floor
   Milwaukee, WI 53201-0701                  Milwaukee, WI 53202-5207

   The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent of the Fund.

   SIGNATURE GUARANTEES - If you request a direct redemption of more than $25,000, or you want the proceeds sent to a location other than the address of record, or the request comes within 15 days of an address change, we require signature guarantees. Signature guarantees are also required when wiring (bank) instructions are changed, when changing account ownership, when redemption proceeds are to be made payable to someone other than the registered owner and when redemption proceeds are transmitted by federal wire transfer to a bank other than the bank of record. These guarantees may seem inconvenient, but they're intended to protect you against fraud. The guarantor pledges your signature is genuine and, unlike a notary public, is financially responsible if it's not.

   Eligible guarantors include qualified:

   o  Banks, credit unions and savings associations
   o  Broker/dealers
   o  National securities exchanges
   o  Registered securities associations
   o  Clearing agencies

   A notary public is not acceptable.

BY PHONE
--------

   To redeem shares by phone, call the Transfer Agent at 1-888-933-5391. The Fund follows procedures to confirm that telephone instructions are genuine and sends payment only to the address of record or the designated bank account. We aren't liable for following telephone instructions reasonably believed to be genuine.

   If you don't want telephone transaction privileges, check the box on the purchase application.

   PAYMENT - When you sell your shares, the amount of money you receive is based on the NAV next calculated after your request is received. This amount may be more or less than what you paid for the shares.

   When you sell your shares of the Fund, it is a taxable event for federal tax purposes. You may realize a capital gain or loss. You may want to check with your tax adviser.

   We'll mail payment within five business days of the Transfer Agent's receiving your redemption request in proper order. You can also ask to have redemption proceeds wired to you. The Transfer Agent charges a $15 wire fee.

   The Fund won't send redemption proceeds until checks for the purchase of the shares have cleared - up to 15 days.

   We may suspend redemptions if the New York Stock Exchange closes or for other emergencies. See the SAI for details.

   SMALL ACCOUNTS - If the value of your account falls below $250, we reserve the right to redeem your shares and send you the proceeds. Currently, however, the Fund's practice is to maintain small accounts instead of closing them out. If we change that policy, you'll get advance notice.


                                EXCHANGING SHARES

You can exchange some or all of your Fund shares for First American Prime Obligations Fund shares or for shares of KEELEY Small Cap Value Fund, Inc. The minimum exchange amount is $250 and there's a maximum of four exchanges over 12 months. The exchange must be between identically registered accounts. The Fund considers two exchanges between the Fund and either KEELEY Small Cap Value Fund or the First American Prime Obligations Fund for more than $250,000 within a five business day period to be market timing, and will bar the account holder from making additional purchases in the Fund. See "Frequent Purchases and Redemptions of Fund Shares."

   Fund shares will be redeemed at the next determined NAV after your request is received, and First American Prime Obligations Fund or KEELEY Small Cap Value Fund, Inc. shares will be purchased at the per share NAV next determined at or after redemption.

   You can also move your exchanged shares, plus any First American Prime Obligations Fund or KEELEY Small Cap Value Fund, Inc. shares purchased with reinvested dividends, back into the Fund with no sales charge (as long as your investment remained continuously in the First American Prime Obligations Fund or KEELEY Small Cap Value Fund, Inc. between withdrawal and reinvestment).

   Your exchange is subject to the terms of the First American Prime Obligations Fund or KEELEY Small Cap Value Fund, Inc. Ask us for a copy of their prospectuses and read them carefully before investing.

   Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Fund follows procedures to confirm that telephone instructions are genuine. We aren't liable for following telephone instructions reasonably believed to be genuine.

   An exchange is a taxable event for federal tax purposes. You may realize a capital gain or loss. Be sure to check with your tax adviser before making an exchange.

   WE RESERVE THE RIGHT TO CHANGE OR ELIMINATE THE EXCHANGE PRIVILEGE. IF WE CHANGE THAT PRIVILEGE, YOU'LL GET ADVANCE NOTICE.


               FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

   The Board of Directors has adopted policies and procedures to discourage frequent trading in Fund shares (often called market timing). The Fund believes that its sales charge (at a maximum of 4 1/2 %) coupled with a maximum of 4 exchanges per year makes it difficult for a purchaser to utilize the Fund for market timing. Although the Fund does not believe it is subject to a number of the risks of market timing (such as utilizing pricing differentials), frequent trading disrupts the investment strategy because it requires the Fund to maintain excess cash or to liquidate investments before it otherwise would do so, which also tends to increase portfolio turnover and brokerage costs and can adversely affect tax efficiency. The Fund's procedures provide that the Fund will not enter into any agreements or "understandings" with anyone which specifically permit frequent trading. The Fund will attempt to identify purchasers who engage in frequent trading and if and when identified, will bar such purchasers from making additional purchases of Fund shares. If the Fund can identify the beneficiaries of omnibus accounts and the omnibus account holder will apply these standards to its beneficiaries, the Fund will request that they do so; however, it will not bar an omnibus account which cannot or will not apply these standards to its account beneficiaries. The Fund considers any purchase and redemption of more than $250,000 in any five day business period by the same account holder (in the case of omnibus accounts, the ultimate beneficiary of a sub-account) to fall within its definition of market timing; however, the Fund reserves the right to restrict purchasers, on a case by case basis, who trade less than that amount or make purchases and sales separated by more than five business days.


                             DISTRIBUTIONS AND TAXES

   The Fund distributes its net investment income and realized capital gains, if any, to shareholders at least once a year. Your dividends and capital gains will be invested in additional Fund shares unless you write the Transfer Agent to request otherwise. There's no sales charge on reinvestments. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

   If your mailed distribution check can't be delivered by the U.S. Postal Service, or it remains outstanding for at least six months, we reserve the right to reinvest the distribution amount at the current NAV at the time of such investment until you give us other instructions.


   Dividends and distributions in the form of cash or additional shares are generally taxable. You'll receive an annual statement showing which of your Fund distributions are taxable as ordinary income and which are capital gains. We expect that distributions as a result of our investment objectives and strategy will consist primarily of capital gains. It's important that you consult with your tax adviser on federal, state and local tax consequences.

                             SHAREHOLDER PRIVILEGES

   RIGHT OF ACCUMULATION (ROA) - You may combine your new purchase with the value of any other shares of the Fund you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase plus the value (based on offering price) of all other shares of the Fund which you purchase. In addition to the shares you purchase, you may also combine the value of the shares of the Fund purchased by your spouse for sales charge reductions. Purchases or exchanges of shares of KEELEY Small Cap Value Fund, Inc. and First American Prime Obligations Fund may not be combined to receive the lower sales charge. TO RECEIVE A REDUCED SALES CHARGE, BASED ON THE ACCUMULATED VALUE OF SUCH ACCOUNTS, YOU MUST NOTIFY THE FUND IN WRITING AT THE TIME OF PURCHASE.

   LETTER OF INTENT (LOI) - By signing a LOI you can reduce your sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

   If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse. YOU WILL NEED TO PROVIDE WRITTEN INSTRUCTIONS WITH RESPECT TO THE OTHER ACCOUNTS WHOSE PURCHASES SHOULD BE CONSIDERED IN FULFILLMENT OF THE LOI.

   AUTOMATIC INVESTMENT PLAN (AIP) - Buy shares automatically each month, by having $50 or more withdrawn from your bank account and invested in the Fund. The minimum to open an AIP account is $250. There's no service fee for this account. To establish the AIP, complete the Automatic Investment Plan section on the purchase application or, after your account is established, complete an AIP application (available from the Fund). Under the Plan, you may make regular monthly investments of $50 or more in the Fund directly from your checking or savings account. In order to participate, your financial institution must be a member of the Automated Clearing House (ACH) network. We are unable to debit mutual fund or pass through accounts. If your payment is rejected by the bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the effective date.

   THE FUND RESERVES THE RIGHT TO MODIFY OR ELIMINATE THESE PRIVILEGES WITH AT LEAST 30 DAYS' NOTICE.


                         INDIVIDUAL RETIREMENT ACCOUNTS

   The Fund offers a variety of retirement plans that may help you shelter part of your income from taxes. For complete information, including applications, call 1-888-933-5391.

                                PRIVACY STATEMENT

Protecting your personal information is an important priority for us. Our privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

  o Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

  o Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.


We do not disclose any nonpublic information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

For example, if you maintain a brokerage account with Keeley Investment Corp., we disclose information we collect to National Financial Services, LLC (our clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to our affiliated companies, Keeley Asset Management Corp. and the KEELEY Small Cap Value Fund, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the KEELEY Mid Cap Value Fund.

We restrict access to your nonpublic information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


                          TO LEARN MORE ABOUT THE FUND

                    Ask for a free copy of the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI gives you more details on other aspects of the Fund. It's filed with the Securities and Exchange Commission (Commission) and by this reference is incorporated in and therefore legally a part of this prospectus.


ANNUAL/SEMI-ANNUAL REPORT. These reports describe the Fund's performance, list its holdings, and discuss market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year. The first of these will be the annual report of 2005, which we expect to distribute in November, 2005.

Here's how you can get this information without charge.

                                  BY TELEPHONE
                          CALL TOLL FREE 1-888-933-5391

                                     BY MAIL
                                    Write to:
                            KEELEY Mid Cap Value Fund
                      401 South LaSalle Street, Suite 1201
                                Chicago, IL 60605

                                    BY E-MAIL
Send your request to info@keeleyfunds.com

View online or download Fund prospectus and application and the SAI at KEELEY
Website: www.keeleyfunds.com

You can review and copy information about the Fund, (including the SAI) at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Commission's Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number 811-21761

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2005



KEELEY MID CAP VALUE FUND                 401 SOUTH LASALLE STREET
A Series of KEELEY FUNDS, INC.            SUITE 1201
                                          CHICAGO, ILLINOIS  60605
                                          312-786-5050
                                          888-933-5391


   This Statement of Additional Information is not a prospectus, but provides expanded and supplemental information contained in the current prospectus of KEELEY Mid Cap Value Fund (the "Fund") dated July 1, 2005 and should be read in conjunction with the Fund's Prospectus and any additional supplements to the Prospectus and the Fund's financial statements. Investors should note, however, that a Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. A copy of the Prospectus and Annual/Semi-Annual Report to Shareholders (when available) may be obtained free of charge from the Fund at the address and telephone number listed above.

                                TABLE OF CONTENTS

                                                                            Page
        Introduction                                                         4
        General Information and History                                      4
        Investment Objective, Policies and Risk Considerations               4
                 Investment Objective                                        4
                 Investment Policies and Risk Considerations                 5
        Investment Restrictions                                              6
        Portfolio Turnover                                                   8
        Disclosure of Portfolio Holdings                                     8
        Management of the Fund                                               8
                 General                                                     8
                 Directors and Officers                                      9
        Control Persons and Principal Holders of Securities                 12
        Portfolio Manager                                                   12
        Investment Adviser                                                  13
        Administration Services                                             14
        Fund Accountant, Custodian, Transfer Agent                          15
                 Fund Accountant                                            15
                 Custodian                                                  15
                 Transfer Agent and Dividend Disbursing Agent               15
        Net Asset Value                                                     16
        Purchases and Redemption of Shares                                  16
        Sales at Net Asset Value                                            17
        Exchange Privilege                                                  17
        Taxation                                                            18
        Distribution of Shares                                              18
        Rule 12b-1 Distribution Plan                                        19
        Portfolio Transactions and Brokerage                                20
                 Portfolio Transactions                                     20
                 Brokerage                                                  20
        Additional Information                                              21
                 Shareholder Meetings                                       21
                 Removal of Directors by Shareholders                       21
        Independent Registered Public Accounting Firm                       22
        Proxy Voting                                                        22
        Financial Statements                                                24

                                  INTRODUCTION

   This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in the Statement of Additional Information generally correspond to like captions and terms in the Prospectus.


   No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated July 1, 2005, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.


                         GENERAL INFORMATION AND HISTORY


   The KEELEY Mid Cap Value Fund (the "Fund") is a diversified Series of Keeley Funds, Inc. (the "Corporation"), an open-end management investment company, as defined under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated in Maryland on April 6, 2005, registered under the 1940 Act on April 28, 2005 and commenced operations on July 1, 2005. The Corporation has an authorized capital of one billion shares of $0.0001 par value common stock in one or more series or classes. The Corporation has one series authorized and designated as the Fund, and 100,000,000 Shares are allocated to that series. All shares of the Fund have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.


            INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE

   The Fund's investment objective is to seek capital appreciation. The Board of Directors may not change the Fund's investment objective without shareholder approval.

   The Fund seeks to achieve this objective by investing primarily in companies that have a mid-size market capitalization, between $1.5 and $10 billion at time of each investment. The Fund has adopted a policy, which is not a fundamental policy, that under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies. If the Fund changes that policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize five basic categories. The first category is created by corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fifth category is distressed utilities. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. The Fund purchases shares of these companies after their conversion to a stock company has been completed. Current dividend or interest income is not a factor when choosing securities.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

DEBT SECURITIES

   The Fund may invest in debt securities. However, the Fund will not invest in or hold more than 5% of its net assets in debt securities other than U.S. Treasury bills and notes, short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P, or unrated but determined by the Adviser to be of comparable quality). The Fund will not invest in any debt securities which are not considered to be rated as high grade bonds.


FOREIGN SECURITIES

   The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

   To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

   Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.

   Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

UNSEASONED ISSUERS

   The Fund may invest up to 5% of its net assets in the securities of unseasoned issuers; that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stock of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

ILLIQUID SECURITIES

   The Fund may invest up to 5% of its net assets in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund's investments. Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

                             INVESTMENT RESTRICTIONS

   The Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations.

   The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

  1. With respect to 75% of the Fund's net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

  2. With respect to 75% of the Fund's net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

  3. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

  4. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or
      (ii) repurchase agreements.

  5. The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

  6. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

  7. The Fund will not concentrate its investments by investing 25% or more of the value of the Fund's total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

  8. The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

  9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided (i) that the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

 10. The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund's other investment restrictions.

   In addition to the fundamental restrictions listed above, the Fund has adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

  1. The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

  2. The Fund will not purchase or hold securities of an issuer if all of the officers and Directors of the Fund and its Adviser who individually own beneficially more than one-half of 1% of the securities of such issuer collectively own beneficially more than 5% of such securities.

  3. The Fund will not invest more than 5% of its net assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

  4. The Fund will not invest more than 5% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

   5. The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions.

  6. The Fund will not invest for the purpose of exercising control or management of any company.

  7. The Fund will not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, nor more than 5% of its net assets in warrants. Warrants acquired by the Fund in units or attached to securities are not subject to this restriction.

   8. The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.

  9. The Fund will not invest in, or write, options, puts, calls, straddles or spreads.

 10. The Fund will not invest more than 5% of its net assets in foreign securities.

 11. The Fund will not invest more than 5% of its net assets in forward contracts, financial instrument futures and options on such futures.

   The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

   The investments and strategies described above are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund's objective, including cash and cash equivalents. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

                               PORTFOLIO TURNOVER

   The Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


   The Corporation has adopted a policy that it will only disclose Fund portfolio holdings (other than to rating agencies and third party service providers) when that information is filed with the Securities and Exchange Commission ("SEC") or sent to shareholders pursuant to semi-annual or quarterly reports. In most cases, this information will be filed with the SEC sixty days after its date. Information may be sent to shareholders which is less than sixty days after its date, but in such case, the information will be sent to all shareholders at the same time. The Corporation discloses Fund holdings on a monthly basis to Standard & Poors, Bloomberg, Thomson Financial, Lipper and Morningstar. The Corporation discloses Fund holdings on a quarterly basis to Vickers. The Corporation has no special agreements with the rating agencies which require them to keep information provided by the Corporation to them confidential or which impose any restrictions on them with respect to trading. No information is released until it is at least 15 days old and all information is sent to all parties at the same time. The Corporation discloses Fund portfolio information to third party service providers (including the Fund's administrator, auditor and pricing service) for legitimate business purposes. The Fund's CCO reviews policies and procedures of the Fund's service providers to assure the Fund that their policies and procedures restrict trading based on information they receive from clients, and provide for confidential handling of client information. Under the Corporation's policies, no one has authority to make any other disclosure of portfolio information. Officers and directors of the Corporation and the Adviser, and officers of the Distributor who are also officers of the Corporation or the Adviser of necessity have access to information about the Fund and its investments, including its portfolio holdings, but the Corporation and the Fund's Adviser and Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information. The Corporation's code of ethics prohibits access persons (who include officers and directors of the Corporation) from buying and selling securities which the Fund is buying or selling or considering buying or selling, except with the prior approval of John Keeley (or in the case of his trades, another officer designated by the Board). Information on personal trading is compiled and reviewed monthly by the Chief Compliance Officer ("CCO"), and quarterly by the Board. It is against the policy of the Corporation for the Corporation or its Adviser to receive compensation for the disclosure of portfolio holdings information. The disclosure policy of the Corporation has been approved by the Board and under the Corporation's procedures, may only be changed with Board approval. The Board reviews the disclosure policy on an annual basis to determine whether it is, and continues to be, in the best interest of the shareholders. The Corporation's policies and procedures regarding disclosure of portfolio information are tested periodically by the Corporation's CCO, and the Board of the Fund reviews the operations of those policies and procedures at each meeting of the Board.



                             MANAGEMENT OF THE FUND

GENERAL

   The Corporation's Board of Directors oversees and reviews the Corporation's management, administrator and other companies who provide services to the Fund to ensure compliance with investment policies. The Corporation's Board of Directors has no standing committees. Corporation officers and the administrator are responsible for day-to-day operations. The Adviser is responsible for investment management under the Investment Advisory Agreement. The Corporation, the Investment Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities which may be purchased or held by the Fund.

DIRECTORS AND OFFICERS

   The Directors and officers of the Corporation and their principal business activities during the past five years are:


                                                                                  NUMBER OF        OTHER
                                               TERM OF          PRINCIPAL        PORTFOLIOS     DIRECTORSHIPS
                          POSITION(S) HELD   OFFICE(1) AND    OCCUPATION(S)   OVERSEEN WITHIN   HELD OUTSIDE
                             WITH THE          LENGTH OF        DURING THE        THE FUND        THE FUND
NAME, AGE AND ADDRESS       CORPORATION       TIME SERVED    PAST FIVE YEARS       COMPLEX        COMPLEX
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Jerome J. Klingenberger(2)  Director         Served as        Executive Vice          2             None
Age: 49                                      Director       President and Chief
561 Hillgrove Ave.                           since         Financial Officer for
LaGrange, IL  60525                          organization     Grayhill, Inc.
                                             in 2005            (electronic
                                                              components and
                                                             control systems)

John G. Kyle(2)             Director         Served as      Owner and operator        2             None
Age:  63                                     Director          of Shell Oil
10 Skokie Hwy                                since           Services Stations
Highland Park, IL                            organization      and Gasoline
60035                                        in 2005            Distributor


John F. Lesch(2), (3)       Director         Served as      Attorney with Nisen       2             None
Age:  64                                     Director         & Elliott, LLC
200 W Adams Street                           since
Suite 2500                                   organization
Chicago, IL  60606                           in 2005



Sean Lowry(2)               Director         Served as        Executive Vice          2             None
Age:  50                                     Director       President of Pacor
401 South LaSalle Street                     since            Mortgage Corp.
Suite 605                                    organization
Chicago, IL  60605                           in 2005



Elwood P. Walmsley(2)       Director         Served as          Owner of J.           2             None
Age:  64                                     Director           FitzWoody's
100 Cobblestone Court                        since           Lakeshore Grill,
Twin Lakes, WI  53181                        organization     since 2002 and
                                             in 2005         Director of Sales
                                                              for H.B. Taylor
                                                               Company (food
                                                             services), since
                                                           2003; Prior thereto,
                                                             National Account
                                                               Executive for
                                                            Haarmann & Reimer,
                                                             Division of Bayer
                                                           International, since
                                                                   1999.


INTERESTED DIRECTOR AND OFFICERS

John L. Keeley, Jr. (4) (5) Director         Served as         President and          2             None
Age:  64                    and              Director       Treasurer of Keeley
401 South LaSalle Street    President        and             Investment Corp.,
Suite 1201                                   President      President of Keeley
Chicago, IL 60605                            since           Asset Management
                                             organization    Corp. and KEELEY
                                             in 2005          Small Cap Value
                                                                Fund, Inc.
OFFICERS

Mark Zahorik                Vice             Served as       Vice President of        N/A           N/A
Age: 42                     President        Vice              Keeley Asset
401 South LaSalle Street                     President       Management Corp.,
Suite 1201                                   since           Keeley Investment
Chicago, IL 60605                            organization    Corp., and KEELEY
                                             in 2005          Small Cap Value
                                                                Fund, Inc.

John L. Keeley, III (5)     Vice             Served as        Vice President-         N/A           N/A
Age:  44                    President        Vice            Trading of Keeley
401 South LaSalle Street                     President    Asset Management Corp.
Suite 1201                                   since        (2002-Present); Trader
Chicago, IL 60605                            organization   at Mid-American and
                                             in 2005         Chicago Board of
                                                             Trade (1983-2001)

Mary A. Ferrari             Secretary        Served as      Corporate Secretary       N/A           N/A
Age: 45                                      Corporate        of Keeley Asset
401 South LaSalle Street                     Secretary       Management Corp.,
Suite 1201                                   since           Keeley Investment
Chicago, IL 60605                            organization    Corp., and KEELEY
                                             in 2005          Small Cap Value
                                                                Fund, Inc.

Emily Viehweg               Treasurer        Served as       Treasurer of Keeley      N/A           N/A
Age: 38                                      Treasurer        Asset Management
401 South LaSalle Street                     since            Corp. and KEELEY
Suite 1201                                   organization      Small Cap Value
Chicago, IL 60605                            in 2005          Fund, Inc. since
                                             2001 (formerly
                                             Assistant Treasurer
                                             of Keeley Asset
                                             Management Corp.),
                                             Assistant Treasurer
                                             of Keeley
                                             Investment Corp.

Guy Talarico                Chief            Served as       Co-Chief Executive       N/A           N/A
Age:  49                    Compliance       Chief             Officer of EOS
26 West 17th Street         Officer          Compliance     Compliance Services,
New York, NY  10011                          Officer           LLC since 2004;
                                             since           Senior Director of
                                             organization     Investors Bank &
                                             in 2005         Trust Institutional
                                                              Custody Division
                                                             2001 to 2004; Vice
                                                             President of Chase
                                                             Investment Services
                                                             Group 1997 to 2001

--------------------------
  (1) Each director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

  (2) Each director maintains brokerage accounts with Keeley Investment Corp., the Corporation's principal underwriter.

  (3) Mr. Lesch has performed legal services (principally related to Federal income tax matters) for Mr. Keeley on an individual basis, unrelated to the business of Keeley Asset Management Corp. or Keeley Investment Corp. Fees paid by Mr. Keeley to Mr. Lesch were approximately $2,500, $2,675 and $3,500 for the years ending December 31, 2004, 2003 and 2002, respectively.

  (4) John L. Keeley, Jr., is considered an "interested director" of the Fund because of his affiliation with Keeley Asset Management Corp.

  (5) John L. Keeley III is John L. Keeley, Jr.'s son.

      At April __, 2005, the Directors and Officers owned 15,000 shares, representing 100% of the outstanding shares of the Fund.

   With the exception of the Chief Compliance Officer, the officers are "interested persons" of the Fund and are also officers of Keeley Asset Management Corp., Keeley Investment Corp. or its Affiliates, and receive compensation from those companies. They do not receive any compensation from the Fund. The Chief Compliance Officer has a contractual agreement with the Fund, whereby the Fund compensates the Chief Compliance Officer $2,083 monthly. Each "non-interested" Director receives $500 from the Corporation for each meeting which he attends. Regular Board meetings are held quarterly.

   At April __, 2005, the dollar range of equity securities owned beneficially by each Director was as follows:


                               INTERESTED DIRECTOR

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                        REGISTERED INVESTMENT
                                                        COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR            SECURITIES IN THE FUND      INVESTMENT COMPANIES
----------------            ----------------------      --------------------

John L. Keeley, Jr.             Over $100,000               Over $100,000



                              INDEPENDENT DIRECTORS

                                                       AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                        REGISTERED INVESTMENT
                                                        COMPANIES OVERSEEN BY
                          DOLLAR RANGE OF EQUITY        DIRECTOR IN FAMILY OF
NAME OF DIRECTOR          SECURITIES IN THE FUND        INVESTMENT COMPANIES
----------------          ----------------------        --------------------
John F. Lesch                     $0                        Over $100,000
John G. Kyle                      $0                        Over $100,000
Elwood P. Walmsley                $0                        Over $100,000
Jerome J. Klingenberger           $0                      $50,000 - $100,000
Sean Lowry                        $0                        Over $100,000

The table below shows the estimated compensation which the Corporation will pay to each of its Directors for the current fiscal year: The Corporation does not expect to pay any officer more than $60,000 in its current fiscal year. The only officer who will receive any compensation from the Corporation is the CCO.

                                      PENSION OR                       TOTAL
                                      RETIREMENT                   COMPENSATION
                        AGGREGATE   BENEFITS ACCRUED   ESTIMATED       FROM
                      COMPENSATION    AS PART OF        ANNUAL      CORPORATION
    NAME OF PERSON,       FROM        CORPORATION    BENEFITS UPON     PAID TO
      POSITION       CORPORATION(1)    EXPENSES       RETIREMENT    DIRECTORS(1)
      --------       --------------    --------       ----------    ------------

John L. Keeley, Jr.,   $    0            $0               $0          $    0
Director

John F. Lesch,         $2,000            $0               $0          $2,000
Director

John G. Kyle,          $2,000            $0               $0          $2,000
Director

Elwood P. Walmsley,    $2,000            $0               $0          $2,000
Director

Jerome J.              $2,000            $0               $0          $2,000
Klingenberger
Director

Sean Lowry             $2,000            $0               $0          $2,000
Director

(1) Estimated amounts for the Fund's first fiscal year.


Officers and directors of the Fund do not pay sales loads on purchases of Fund shares. The Corporation believes the waiver of sales loads for these people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it need to keep them advised of Fund activity or performance. In addition, the Corporation believes that the waiver of sales load will encourage their ownership of Fund shares, which the Corporation believes is desirable.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   For this purpose "control" means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

   On April __, 2005, Mr. John L. Keeley, Jr. owned 15,000 shares, and his ownership represented 100% of the issued and outstanding shares of common stock of the Fund. No other person owned 5% or more as of April __, 2005.

                                PORTFOLIO MANAGER

   John L. Keeley, Jr. is the Portfolio Manger of the Fund. Mr. Keeley is also the portfolio manager for KEELEY Small Cap Value Fund, Inc., a registered investment company which had assets of $462,300,000 at March 31, 2005, for 412 individual accounts for which Keeley Asset Management Corp. is investment adviser which had assets of $1,567,400,000 on February 28, 2005, including 3-pooled investment vehicles which had assets of $30,900,000 at February 28, 2005. Two of the pooled investment vehicles, which have assets of $25,200,000 at February 28, 2005, provide for a performance-based fee.

   The Fund and KEELEY Small Cap Value Fund, Inc. use the same investment strategy but focus on different issuers; the Fund concentrates on mid-cap stock while KEELEY Small Cap Value Fund concentrates on small cap stocks. Since the strategy of the two is similar, the Fund does not believe that there will be any conflicts of interest resulting from a difference in investment strategy, and since the focus of the Fund and KEELEY Small Cap Value

Fund is different, there should not be many situations which would present a conflict of interest between them. Many of the individual accounts, and the pooled investment vehicles, also follow the same strategy and the same focus. It is possible that conflicts may arise between the Fund, KEELEY Small Cap Value Fund, Inc., the pooled investment vehicles and individual accounts if the portfolio manager intends to purchase the same securities for a number of the accounts or to sell the same securities from a number of accounts. Such action could have an effect on the price of the securities, and potentially result in the Fund paying more (with respect to a purchase) or receiving less (with respect to a sale) than might otherwise be the case if only the Fund were purchasing or selling that security. Historically, when KEELEY Small Cap Value Fund, Inc. and any of those other accounts purchased or sold the same security on the same day, the Fund received the best price or the same price, and if possible the transactions were averaged. Now that the portfolio manager is managing the portfolios of two registered investment companies, if the Fund and KEELEY Small Cap Value Fund, Inc. buy or sell the same security on the same day, the prices will be averaged and each will receive the same price. Although it is possible that the simultaneous purchase or sale by the Fund and any of those other portfolios managed by Mr. Keeley could affect the Fund's price of those securities, the amount which all of the accounts would be likely to purchase or sell compared to the volume in those mid cap companies is not likely to have an adverse effect on pricing.

   Mr. Keeley does not receive any compensation specifically for acting as portfolio manager of the Fund. However, as the sole shareholder of the investment adviser, he has the benefit of 100% of the management fees paid by the Fund to the adviser, after payment by the adviser of all of its expenses.

   At the date of this SAI, Mr. Keeley was the only shareholder of the Fund, and the dollar range of equity securities of the Fund he owned was between $100,001 and $500,000.

                               INVESTMENT ADVISER

   Keeley Asset Management Corp., organized in the State of Illinois on December 28, 1981, is the Fund's investment adviser (the "Adviser"). John L. Keeley, Jr. owns all of the stock of the Adviser.

   The investment advisory agreement between the Corporation and the Adviser dated April 7, 2005 (the "Advisory Agreement") has an initial term of two years and thereafter is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of each of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   The Advisory Agreement was initially approved by the Board of Directors, including a majority of the disinterested directors on April 7, 2005, at an in-person meeting. In approving the Advisory Agreement, the Board reviewed materials provided by the Adviser, including the scope of services to be provided to the Fund and the prior performance of the Adviser. The Board also reviewed other information relating to the advisory services to be provided to the Fund, including certain comparative data provided by the Administrator. The Board of Directors then considered a number of factors in approving the Advisory Agreement.

   The Board of Directors considered the nature, extent and quality of services to be provided to the Fund by the Adviser. It was noted that the Adviser has significant experience providing investment advice involving equity securities of the type in which the Fund will invest. The Board then considered the prior performance of the Adviser, including the investment results achieved by the Adviser for the separate accounts managed by the Adviser, and in particular reviewed the Adviser's mid cap composite, which reflects the Adviser's investment results of separate accounts managed by the Adviser. The Board also considered the benchmarks provided by the Adviser in the composite. The Board noted that the prior performance of the Adviser was reasonable in comparison to the relevant benchmarks and that of comparable separate accounts. The Board also gave considerable weight to their experience with the Adviser and its performance with respect to KEELEY Small Cap Value Fund, Inc. and discussed with the Adviser the similarities and differences between that Fund, the Adviser's small cap composite and the Fund.

   The Board considered information relating to the Fund's fees, costs and expense ratios and compared such fees, costs and expense ratios to competitive industry fee structures and expense ratios, and in particular to a list of other mid cap investment companies presented to the meeting and to summary information of averages for mid cap value and mid cap blend funds. The Board discussed the method of selecting those companies and noted that the list included load and no-load funds, funds with and without 12b-1 fees, funds which were part of fund families and those which were not. It was noted that Fund's advisory fees were higher than most (but not all) of the other funds reviewed in the list, but within the range (although at the higher end) of the summary information. In connection with its consideration of the Fund's advisory fees, the Board also considered the control of the Corporation's operating expenses through the 2.5% expense cap. The Board considered whether the Adviser would receive any other benefits through its relationship with the Fund, and it was noted that the Adviser would receive additional benefits through its affiliation with the Fund's distributor, which benefits include the load on sales, the 12b-1 fee and commission revenue from transactions in Fund portfolio securities. The Board noted that it was aware of the nature of those benefits, having reviewed them in detail at the time of each renewal of the investment advisory agreement between the Investment Adviser and KEELEY Small Cap Value Fund, Inc. The Board noted, however, that even with those additional benefits, it is expected that the Adviser will significantly subsidize the operation of the Fund for some time. The Board also discussed how economies of scale would result in lower costs, and noted that the advisory fee would reduce from 1.00% to 0.80% as the Fund grew in assets. In its deliberations, the Board did not identify any single consideration or particular piece of information that was all important or controlling in determining whether to approve the Advisory Agreement, although significant weight was accorded the advisory fee levels relative to peer group based on the comparative data presented at the meeting, investment performance of the Adviser's mid cap composite, the Board's previous experience with the Adviser and its performance generally and significant weight was given to the fee cap. The Board evaluated all information presented to it and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed and such other matters as the Board (and each director) considered relevant in the exercise of its (or such director's) reasonable judgment.

   The Advisory Agreement was approved by the initial stockholder of the Fund on June 20, 2005.

   Under the Advisory Agreement, the Adviser is responsible for administering the Fund's affairs and supervising its investment program and must do so in accordance with applicable laws and regulations. The Adviser also furnishes the Fund's Board of Directors with periodic reports on the Fund's investment performance.

   For its services, the Adviser receives a monthly fee at an annual rate of 1.00% of the first $350 million of average daily net assets of the Fund, 0.90% of the next 350 million of average daily net assets and 0.80% of average daily net assets over $700 million. The Adviser has agreed to waive a portion of its management fee, or reimburse the Fund, to the extent that its total annual operating expenses exceed 2.00%, exclusive of (i) taxes, (ii) interest charges,
(iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement.

                             ADMINISTRATION SERVICES

   UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, is the Fund's administrator. The Administrator assists in preparing and filing the Fund's federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian or Transfer Agent), participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares state securities law compliance filings, oversees the Fund's fidelity insurance relationships, compiles data for and prepares notices to the Securities and Exchange Commission, prepares annual and semi-annual reports to the Securities and Exchange Commission and current shareholders, monitors the Fund's expense accounts, the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund's arrangements with respect to services provided pursuant to the Fund's Distribution Plan, compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations.

   The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its services the Administrator receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of 0.15% on the first $50 million of the Fund's average daily net assets, and 0.05% on the Fund's average daily net assets in excess of $50 million. The fee is computed daily and paid monthly. The minimum fee is $38,500 per year.

   The Administrator provides services to the Fund under an Administration Agreement which is renewable from year to year if the Fund's Board of Directors (including a majority of the Fund's disinterested Directors) approves the renewal. Either UMB Fund Services, Inc. or the Fund may terminate the Administration Agreement on ninety (90) days written notice to either party. Amendments to the Administration Agreement require the approval of the Fund's Board of Directors (including a majority of the Fund's disinterested Directors). The Administration Agreement cannot be assigned by the Fund or UMB Fund Services, Inc. without consent of the other party.

                   FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT
                          AND DIVIDEND DISBURSING AGENT

FUND ACCOUNTANT

   U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") acts as the fund accountant for the Fund. U.S. Bancorp's principal business address is 615 East Michigan Street, Milwaukee, WI, 53202-0701. U.S. Bancorp services include maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for Fund expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Fund; determining net asset values of the Fund; calculating net asset value per share and maintaining tax accounting records for the investment portfolio.

   For its services as Fund accountant, U.S. Bancorp receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of $33,000 for the first $100 million of the Fund's average daily net assets, 0.0150% on the Fund's average daily net assets from $100 to $300 million, and 0.010% on the remainder of the Fund's average daily net assets. The fee is computed daily and paid monthly.

CUSTODIAN

   U.S. Bank, N.A., (the "Custodian") 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for the Fund. As custodian to the Fund it is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment for securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.


   For its services as Custodian, U.S. Bank, N.A receives a fee based upon the average daily net assets of the Fund. The fee is computed at the annual rate of 0.01% for the first $200 million of the Fund's average daily net assets, 0.0075% on the next $800 million of the Fund's average daily net assets and 0.0050% on the remainder of the Fund's average daily net assets, with a minimum of $6,000 per year. The fee is computed daily and paid monthly.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

   U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") acts as the Transfer and Dividend Disbursing Agent for the Fund. U.S. Bancorp's principal business address is 615 East Michigan Street, Milwaukee, WI, 53202-0701. U.S. Bancorp services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Fund and with the approval of the Board of Directors.

   Under this Agreement, U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Fund; and, monitors the total number of shares sold in each state.

   For its services as Transfer Agent and Dividend Disbursing Agent, U.S. Bank, N.A receives a fee of $16.00 per account plus 0.005% of average daily net assets, with a $30,000 per year minimum fee.

                                 NET ASSET VALUE

   For purposes of computing the net asset value of a share of the Fund, securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of the closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

   The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

   The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Fund must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Redemptions in excess of those above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

   Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.


   On May 31, 2005, the net asset value per share of the Fund was calculated as follows:

   Net Assets           $ 150,000
                         ____________ = $ 10.00 Net Asset Value Per Share
   Shares Outstanding      15,000


                       PURCHASES AND REDEMPTION OF SHARES

   For information on purchase and redemption of shares, see "How to buy, sell and exchange shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                            SALES AT NET ASSET VALUE

   Purchases of the Fund's shares at net asset value may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributor) tax-exempt entities (including pension and profit sharing plans and IRAs) whose minimum initial investment is $25,000 or more, (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $25,000, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired Officer, Director or employee, or any member of the immediate family of such person, of the Fund, Adviser, Distributor or any affiliated company thereof, (f) the Fund's Adviser, Distributor or any affiliated company thereof, (g) any employee benefit plan established for employees of the Adviser, Distributor, or its affiliates,
(h) advisory clients of the Adviser, (i) registered representatives and their spouses and minor children and employees of Selected Dealers, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of1940, who have for-fee clients with at least $25,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund, (k) shareholders of the Fund, solely with respect to their reinvestment of dividends and distributions from the Fund, (l) shares exchanged in accordance with the Fund's exchange privilege on which a sales charge has been paid (or no sales charge was due because the purchaser had the right to purchase at net asset value) in connection with the previous purchase of shares of the Fund or of KEELEY Small Cap Value Fund, Inc. (see "Exchange Privilege"), (m) employees, pension, profit sharing and retirement plans of the Administrator of and of counsel to the Fund, (n) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees, (o) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund, (p) sales to broker-dealers who conduct their business with their customers principally through the Internet and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund; (q) sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage fees and (r) investors in Schwab Mutual Fund Marketplace(R) (MFMP) (i) who are investment advisers, investment consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services; (ii) who are clients of such investment advisers, investment consultants or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, investment consultant or financial planner on Schwab's system; (iii) who are customers of financial institutions clearing transactions through Schwab; or (iv) who are participants (including personal choice retirement accounts or otherwise) in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" for which (X) Schwab acts as broker-dealer (Y) The Charles Schwab Trust Company acts as trustee of the trust funds under the Plans and/or (Z) Schwab Retirement Plan Services, Inc. or another entity acts as record keeper. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.

                               EXCHANGE PRIVILEGE

   Investors may exchange shares of the Fund having a value of $250 or more for shares of KEELEY Small Cap Value Fund Inc. or First American Prime Obligations Fund (the "Prime Obligations Fund") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. An investor is limited to 4 exchanges in each 12 month period. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in the Prime Obligations Fund or KEELEY Small Cap Value Fund, Inc. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectuses of the Prime Obligations Fund and KEELEY Small Cap Value Fund Inc. before exercising the exchange privilege. The Distributor is entitled to receive a fee from Prime Obligations Fund for certain distribution and support services at the annual rate of 0.20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

   The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Prime Obligations Fund or KEELEY Small Cap Value Fund, Inc. or (ii) the proceeds from redemption of the shares of the Prime Obligations Fund are not immediately reinvested in shares of the Fund. The exchange privilege may be terminated by the Fund at any time.

   For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

                                    TAXATION

   The Fund intends to qualify annually and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

   To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least fifty percent (50%) of the market value of the Fund's assets are represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Fund's total assets and 10 percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (iii) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of and net long-term capital losses) each taxable year.

   As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To avoid the tax, the Fund must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses for the twelve-month period ending October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make these distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund before December 31 of the year and paid by the Fund by January 31 of the following year. Such distribution will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

   If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will also be subject to federal income tax.

                             DISTRIBUTION OF SHARES

   Keeley Investment Corp. (the "Distributor") acts as the principal underwriter for the Fund under an Underwriting Agreement between the Corporation and the Fund. The Distributor is a registered broker-dealer under the Securities Act of 1934, member of the National Association of Securities Dealers, Inc. (NASD), the Securities Investor Protection Corporation (SIPC), and an affiliate of the Adviser.

   The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under "How Shares are Priced." The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund. A portion of these costs may be reimbursed by the Fund pursuant to the Fund's Distribution Plan (the "Plan") described below. The Distributor may receive brokerage commissions for executing portfolio transactions for the Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor may also compensate these entities out of the distribution fee received from the Fund.

                          RULE 12B-1 DISTRIBUTION PLAN

   The Corporation has adopted a Plan of Distribution for the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan"). The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

   While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Corporation will be committed to the discretion of the Directors of the Corporation who are not interested persons of the Fund. The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Adviser. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

   Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund's average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and are based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will the Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the National Association of Securities Dealers' ("NASD") limitations on asset based compensation described below.

   The NASD has rules which may limit the extent to which the Fund may make payments under the Plan. Although the NASD's rules do not apply to the Fund directly, the rules apply to members of the NASD such as the Distributor and prohibit them from offering or selling shares of the Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the NASD's limitations.

   The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

   Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund's so-called "remaining amount." The remaining amount is the amount to which the Fund's total sales charges are subject for purposes of ensuring compliance with the NASD limits. The Fund's remaining amount is generally calculated by multiplying the Fund's new sales by its appropriate NASD maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund's sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund's remaining amount increases with new sales of the Fund (because the Fund's front-end sales charge is less than the applicable NASD maximum) and decreases as the 12b-1 charges are accrued. The NASD rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If the Fund's remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund's remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

   The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. The Adviser may select the Distributor to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained elsewhere. The Adviser will not allocate brokerage on the basis of the sale of Fund shares; however, the Adviser may allocate brokerage to broker-dealers (including the Distributor) who have sold shares of the Fund, but any such allocation will be based on price and execution, and not the sale of Fund shares.

BROKERAGE

   In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser has investment discretion. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

   In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

   The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the Board of Directors recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, the Board of Directors understands that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.

   Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, to the extent the Adviser is able to do so, the transactions will be allocated as to amount and price in a manner considered equitable to each. There may be circumstances under which, if orders are not placed at the same time or executed in the same market, such allocation will not be possible. In those cases, each client will receive the price on its individual order, and the Fund may therefore have higher or lower prices for securities purchased or sold on the same day by the Adviser for other clients.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

   The Articles of Incorporation do not require that the Corporation hold annual or regular shareholder meetings. Meetings of the shareholders may be called by the Board of Directors and held at such times the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

   The Corporation's By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of two thirds of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

   Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation with respect to the Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

   If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

   After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, audits and reports on the Fund's annual financial statements, reviews the Fund's income tax returns, and performs other professional accounting, auditing, tax services when engaged to do so by the Corporation.

                                  PROXY VOTING

   As the beneficial owner of Fund securities, the Corporation, through its Board of Directors, has the right and the obligation to vote the Fund's portfolio securities. The Board of Directors has delegated the power to vote Fund securities to its investment adviser. The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Fund. Those policies and procedures will govern the Fund's voting of portfolio securities, except to the extent varied by the Fund's Policies and Procedures, in which case the Fund's policies and procedures will govern.

The Corporation's Policies and Procedures are based on the following assumptions:

o  Voting rights have economic value.

o  There is a duty to cast an informed vote.

o Fund securities must be voted in a way that benefits the Fund and its shareholders solely.

   The following is a summary of the manner in which the Corporation would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Corporation's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

      1) The Corporation will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).

      2) The Corporation will rely upon the Adviser's analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).

      3) The Corporation will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.

      4) On matters relating to social and political responsibility, unless in the Adviser's judgment a vote in one direction or the other is likely to have a material effect on the market value of Fund securities, the Fund will abstain.

   All other issues brought forth will be reviewed by the Adviser on a case by case basis with the sole aim of enhancing the value of Fund assets.

   Although the Adviser does not anticipate that voting will generally present a conflict of interest between the Fund on the one hand and the person exercising the vote, the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor, the Adviser recognizes that it is possible that a conflict of interest could arise. If the Adviser identifies a situation which it believes presents a conflict of interest, if the matter is one for which the Fund's proxy policies as set forth above require a specific vote (e.g. an anti-takeover matter), then the proxy will be voted in accordance with the predetermined policy without regard to the conflict. If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of the Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote) or (iii) the Adviser may retain an independent 3rd party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

   Every August the Corporation files with the Securities and Exchange Commission information regarding the voting by the Corporation of proxies for securities of the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov. Shareholders may also obtain a copy of the Proxy Voting Policies and the Corporation's Fund proxy voting record by contacting the Corporation at 800-533-5344 (toll-free).

                              FINANCIAL STATEMENTS

The following financial statements of the Fund are contained herein:


      1.    Statement of Assets and Liabilities as of May 31, 2005

      2. Statement of Operations for the Period from April 7, 2005 (Inception) to May 31, 2005

                            KEELEY Mid Cap Value Fund



                              Financial Statements
                                  May 31, 2005

             Report of Independent Registered Public Accounting Firm


  To the Board of Directors and Shareholders of the KEELEY Mid Cap Value Fund:


In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of the KEELEY Mid Cap Value Fund (the "Fund") at May 31, 2005, and the results of its operations for the period from April 7, 2005 (inception) through May 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Milwaukee, WI
June 17, 2005

KEELEY MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2005
--------------------------------------------------------------------------------
ASSETS:

Cash                                                                 $  150,000
Receivable from investment adviser                                       14,000
                                                                     -----------
Total Assets                                                            164,000
                                                                     -----------

LIABILITIES:

Accrued expenses                                                         14,000
                                                                     -----------
NET ASSETS                                                           $  150,000
                                                                     ===========

Capital stock outstanding, $0.0001 par value,
    100,000,000 shares authorized                                        15,000
                                                                     ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                       $    10.00
                                                                     ===========
MAXIMUM OFFERING PRICE PER SHARE ($10.00/0.955)                      $    10.47
                                                                     ===========

See notes to the financial statements.

KEELEY MID CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD APRIL 7, 2005 (INCEPTION) TO MAY 31, 2005
--------------------------------------------------------------------------------
EXPENSES:

Organizational expenses                                              $   14,000
Less: Expenses reimbursed by Adviser                                    (14,000)
                                                                     -----------
Net Income (Loss)                                                    $        -
                                                                     ===========
See notes to the financial statements.

KEELEY MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
--------------------------------------------------------------------------------

1.   Organization

         KEELEY Funds, Inc. (the "Company") was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end investment company. The Company consists solely of the KEELEY Mid Cap Value Fund (the "Fund"). The Company had no operations through May 31, 2005 other than those relating to the organizational matters, including the sale and issuance of 15,000 shares of beneficial interests in the Fund to capitalize the Company. These shares were sold to John Keeley, Jr., the Company's President and a member of the Board of Directors.

2.   Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     a. Organization and Offering Costs - Organization costs consist of costs incurred to establish the Company and enable it legally to do business. The Fund expenses organization costs as incurred. Fees related to preparing the Fund's initial registration statement are offering costs. Offering costs are accounted for as a deferred charge until operations begin. Keeley Asset Management Corp., the Fund's investment adviser (the "Adviser") advanced these expenses, and has agreed to reimburse the Fund for these expenses subject to potential recovery (see Note 3). Upon the commencement of operations, offering costs will be amortized to expense over twelve months on a straight-line basis.

     b. Federal Income and Excise Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

3.   Investment Advisory Agreement

         The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the following annual rates based upon the Fund's average daily net assets:

KEELEY MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
--------------------------------------------------------------------------------

                Assets                                Fee Rate
                --------                              --------
                $0 to $350 million                       1.00%
                $350 million to $700 million             0.90%
                Over $700 million                        0.80%

         The Adviser has agreed that until September 30, 2006, it will waive its management fee or reimburse the Fund for expenses, including organizational expenses, so that the Fund's aggregate annual operating expenses (excluding taxes, interest, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed 2.00% of the Fund's average daily net assets. The agreement allows the adviser to recoup amounts previously waived or reimbursed to the extent actual expenses for a period are less than 2.00%. However, the Adviser will only be entitled to recoup such amounts for a period of up to three years following the fiscal year in which such amount was waived or reimbursed.

4.   Distribution Plan

         The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and tot permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do no exceed 0.25% of the average daily net assets of the Fund.

5.   Offering Price Per Share

         The public offering price is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The Distributor retains the entire sales charge when it makes the sales directly to the public. Otherwise, when sales are made through dealers, the Distributor will receive a portion of the related sales charge. As specified in the Fund's prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a)    Amended and Restated Articles of Incorporation of Registrant.

(b)    Bylaws of Registrant.*

(d) Investment Advisory Agreement by and between Registrant and Keeley Asset Management Corp., dated April 7, 2005.*

(e)-1 Underwriting Agreement by and between Registrant and Keeley Investment Corp., dated April 7, 2005.*

(e)-2 Form of Broker/Dealer Agreement by and between Registrant and selected Broker/Dealers.*

(g)-1 Custodian Agreement by and between Registrant and U.S. Bank NA, dated April 15, 2005.*

(h)-1 Fund Accounting Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC, dated April 15, 2005.*

(h)-2 Transfer Agent Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC dated April 15, 2005.*

(h)-3 Administration Agreement, dated as of April 26, 2005, by and between Registrant and UMB Fund Services, Inc.*

(h)-4  Expense Cap Reimbursement Agreement*

(i)    Opinion and Consent of Meltzer, Purtill & Stelle LLC.

(j)    Consent of PricewaterhouseCoopers LLP.

(l) Subscription Agreement by and between John L. Keeley, Jr. and Registrant, dated April 7, 2005.*

(m) Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Registrant and Keeley Investment Corp.*

(p)-1  Code of Ethics for Registrant.

(p)-2 Code of Ethics of Keeley Asset Management Corp. (the adviser), filed as an Exhibit to Post-Effective Amendment No. 9 to Form N-1A, on January 19, 2001, File No. 33-63562, and incorporated herein by reference.

(p)-3 Code of Ethics of Keeley Investment Corp. (the principal underwriter), filed as an Exhibit to Post-Effective Amendment No. 9 to Form N-1A, on January 19, 2001, File No. 33-63562, and incorporated herein by reference.


(q)    Power of Attorney dated April 7, 2005.*

--------------------------------------
* Filed as an exhibit to Registrant's initial registration statement on Form N-1A.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

KEELEY Small Cap Value Fund, Inc., which has the same board of directors as the Corporation, may be deemed to be under common control with the Corporation.

ITEM 25. INDEMNIFICATION

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Tenth of the Charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) The directors and officers of the Adviser, Keeley Asset Management Corp., and their business and other connections during the past two years are as follows:

NAME OF INDIVIDUAL                       BUSINESS AND OTHER CONNECTIONS
------------------                       ------------------------------

John L. Keeley, Jr.                      Director, President of Keeley Asset
                                         Management Corp.; Director, President
                                         and Treasurer of Keeley Investment
                                         Corp.; Director, President of KEELEY
                                         Small Cap Value Fund, Inc.

Barbara G. Keeley                        Vice President/Assistant Secretary of
                                         Keeley Asset Management Corp.;
                                         Director and Assistant Secretary of
                                         Keeley Investment Corp.

Mark E. Zahorik                          Vice President of Keeley Asset
                                         Management Corp., Keeley Investment
                                         Corp. and KEELEY Small Cap Value Fund,
                                         Inc.

Mary A. Ferrari                          Secretary of Keeley Asset Management
                                         Corp., Keeley Investment Corp. and
                                         KEELEY Small Cap Value Fund, Inc.

Emily Viehweg                            Treasurer of Keeley Asset Management
                                         Corp., Assistant Treasurer  of Keeley
                                         Investment Corp. and Treasurer of
                                         KEELEY Small Cap Value Fund, Inc.

Guy Talarico                             Chief Compliance Officer of Keeley
                                         Asset Management Corp. and KEELEY
                                         Small Cap Value Fund, Inc.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Keeley Investment Corp. serves as the Fund's Distributor.

(b) The Directors and Officers of Keeley Investment Corp. are as follows:


          (1)                           (2)                        (3)
   NAME AND PRINCIPAL          POSITION AND OFFICES           POSITION AND
     BUSINESS ADDRESS            WITH UNDERWRITER          OFFICES WITH FUND
     ----------------            ----------------          -----------------

John L. Keeley, Jr.         Director, President and    Director and President
                               Treasurer
Barbara G. Keeley           Director and Assistant     None
                               Secretary
Mark E. Zahorik             Vice President             Vice President
W. Terry Long               Vice President             None
Mark T. Keeley              Vice President             None
John L. Keeley III          Vice President             None
Mary A. Ferrari             Secretary                  Secretary
Emily Viehweg               Assistant Treasurer        Treasurer

The principal address of each of the foregoing Directors and Officers is:
401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.

(c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by Registrant pursuant to Investment Company Act of 1940, Section 31(a), et seq., and Rules thereunder will be maintained by Registrant at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605; at the Registrant's Custodian, U.S. Bank, N.A. 425 Walnut Street, Cincinnati, Ohio 45202; at the Registrant's Transfer Agent and Accounting Services Agent, US Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, 53201; and at the Registrant's Administrator, UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin, 53233.

ITEM 29. MANAGEMENT SERVICES

None

ITEM 30. UNDERTAKINGS

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago, and State of Illinois on the 21 day of June, 2005.

                               KEELEY FUNDS, INC.

                           By: /s/ JOHN L. KEELEY, JR.
                               ------------------------------
                               John L. Keeley, Jr., President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           NAME                       TITLE                      DATE
           ----                       -----                      ----

John L. Keeley, Jr.         Director, Chief Executive        June 21, 2005
                               Officer and Chief
                               Financial Officer
John G. Kyle                Director                         June 21, 2005
John F. Lesch               Director                         June 21, 2005
Elwood P. Walmsley          Director                         June 21, 2005
Jerome J. Klingenberger     Director                         June 21, 2005
Sean W. Lowry               Director                         June 21, 2005

The undersigned, John L. Keeley, Jr., by signing his name hereto, does hereby execute this registration statement in the capacities shown in the table above, and on behalf of each of the directors of the Registrant listed above as of the dates set forth opposite each name, pursuant to a power of attorney executed by each person and included as Exhibit (q) to this Registration Statement.


                           By: /s/ JOHN L. KEELEY, JR.
                               ------------------------------
                               John L. Keeley, Jr., President